Exhibit 10.21

                          PLEDGE AND SECURITY AGREEMENT

      THIS AGREEMENT ("Pledge Agreement") is made and entered into on this 31st day of December, 1998 by and between ANDREW W. SCHMIDT (the "Pledgor") and ABLE ENERGY COMPANY, INC. (the "Pledgee").

                              W I T N E S S E T H:

      WHEREAS, the Pledgee and the Pledgor entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated even date herewith, whereby the Pledgee sold to Pledgor all of its stock (the "Stock") in Able Oil Company Montgomery, Inc. (the "Company"); and

      WHEREAS, as consideration for the Stock, Pledgor has made, executed and delivered to the Pledgee that certain Promissory Note of even date herewith in the principal amount of ONE HUNDRED AND FORTY THOUSAND DOLLARS AND 00/100 ($140,000.00) (the "Note"); and

      WHEREAS, in order to secure Pledgee's Indebtedness under the Promissory Note, and as further inducement to the Pledgee to enter into the Stock Purchase Agreement, the parties hereto each desire to enter into this Pledge Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

Section I. SECURITY INTEREST. As collateral security for the full payment and performance of Pledgee's Indebtedness under the Note (the "Indebtedness") and the due and punctual observance of each and every covenant and condition on the part of Pledgor to be observed or performed under this Agreement the Pledgor hereby grants to the Pledgee a security interest in (the "Security Interest"), and pledges to the Pledgee the Stock and all of the assets of the Company described in Appendix A hereto (the "Collateral").

Section II. CUSTODY OF COLLATERAL.

            A. Delivery of Collateral. Simultaneously with the execution and delivery of this Agreement, the Pledger has delivered the Stock to the Pledgee to be held subject to the terms of this Pledge Agreement. The Pledgee shall have no right in and to the Collateral nor any right to encumber or dispose of the Collateral except in accordance with the provisions of this Pledge Agreement.

            B. Financial Statements. The Pledgor agrees that simultaneously with the execution and delivery of this Agreement it will execute and deliver to the Pledgee one or more UCC-1 Uniform Commercial Code financing statements with respect to the Collateral, and additional UCC forms at any subsequent time or from time to time, upon the written request of
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the Pledgee, in order to allow Pledgee to perfect its Security Interest and protect its rights in the Collateral.

Section III. VOTING RIGHTS. So long as there shall exist no condition, event, or act which constitutes an Event of Default as defined in the Note, the Pledgor shall be entitled to exercise the voting power with respect to the Stock.

Section IV. COVENANTS OF PLEDGOR. So long as the Indebtedness remains unpaid the Pledgor will perform and observe each of its covenants to the Pledgee as set forth herein, and without limitation of the foregoing, the Pledgor, (a) will not remove the Collateral from the Company address, without the prior written consent of Pledgee (except in the ordinary course of business of the Company);
(b) will advise the Pledgee, in writing, immediately upon request, of any change in the location of any Collateral; (c) will defend the Collateral against the claims and demands of all other parties and will keep the Collateral free from all other security interests or other encumbrances; (d) will keep accurate and complete records concerning the Collateral and, at the Pledgee's request, will mark any such records and the Collateral to give notice of the Security Interest; (e) will, upon demand, forthwith deliver to Pledgee any documents relating to the Collateral or any part thereof, and any and all other schedules, documents and statements which the Pledgee may from time to time request; (f) will notify the Pledgee promptly in writing of any change in the Pledgor's or the Company's address; (g) will notify the Pledgee in writing within five days from the date of any loss, damage or theft of the Collateral, specifying in such notice the exact nature and amount of such loss; (h) without the Pledgee's written consent will not make or agree to make any alteration or modification to the Collateral or permit anything to be done that may impair the value of the Collateral or the security intended to be afforded by this Agreement; and (i) in connection herewith will execute and deliver to the Pledgee such financing statements and other documents, pay all costs of filing financing statements and other documents in all public offices requested by the Pledgee and do such other things as the Pledgee may request to protect the Collateral and Pledgee's Security Interest.

Section V. EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing the Pledgee may, subject to any applicable grace, cure or notice periods as set forth in the Note at its option, by notice in writing to the Pledgor, declare all of the Indebtedness to be immediately due and payable together with interest accrued thereon:

            (a) if Pledgor defaults in the payment of any principal or interest due under the Note;

            (b) if any representation or warranty made by the Pledgor herein or in the Stock Purchase Agreement or any other agreement entered into with Pledgee or writing furnished in connection with or pursuant to this Agreement shall be false;

            (c) if there is any material loss, theft, substantial damage or destruction to or of any of the Collateral or like collateral of any subsidiary of the Pledgor, or the making of any levy, seizures, or attachment thereof or thereon;
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            (d) if Pledgor shall default in the performance or observance of the
Stock Purchase Agreement, the Franchise Agreement, or any other material agreement, covenant, term or condition to which the Pledgor is a party, or whether contained herein, in the Note, or in any other instrument or documents evidencing or securing any of the Indebtedness;

            (e) if Pledgor makes an assignment for the benefit of creditors;

            (f) if Pledgor petitions or applies to any tribunal for the appointment of a trustee or receiver for itself or of any substantial part of its assets, or commences any proceedings relating to itself under any insolvency, reorganization, arrangement, readjustment of debts, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

            (g) if any such petition or application is filed, or any such proceedings are commenced, against Pledgor, and Pledgor by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing any such trustee or receiver, or adjudicating Pledgor bankrupt or insolvent, or approving the petition in any proceedings, and such order remains in effect for more than 30 days; or,

            (h) if any order is entered in any proceeding against Pledgor decreeing the dissolution, winding up or split-up of that entity.

Section VI. REMEDIES. Upon the happening of any Event of Default:

            (a) The Pledgee's rights with respect to the Collateral shall be those of a Pledgee under the Pennsylvania Uniform Commercial Code as now in effect or hereinafter amended. The Pledgee shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between Pledgor and the Pledgee. If requested by the Pledgee, the Pledgor will immediately assemble its Collateral and make it available to the Pledgee at a place to be designated by the Pledgee.

            (b) The Pledgee shall have the right, without notice to Pledgor, to enter upon any premises where the Collateral may be located for the purpose of taking possession of the Collateral.

            (c) The Pledgee shall have the right, at its option, to demand, collect and sue for all proceeds from the Collateral (either in the Pledgor's name or the Pledgee's name at the latter's option) with the right to enforce, compromise, settle or discharge any such proceeds. The Pledgor appoints the Pledgee Pledgor's attorney-in-fact to endorse Pledgor's name on all checks, commercial paper and other instruments pertaining to the proceeds, after any Event of Default. This power of attorney, being coupled with an interest, is irrevocable and shall not be terminated until this Agreement is discharged and released in full by the Pledgee.

            (d) The Pledgor agrees that any notice by the Pledgee of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Pennsylvania Uniform Commercial Code or otherwise, shall constitute reasonable notice to the
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Pledgor if the notice is mailed by regular or certified mail, postage prepaid, at least five (5) days before the action to the Pledgor's address as specified in this Agreement or to any other address which the Pledgor has specified in writing to the Pledgee as the address to which notices shall be given to the Pledgor. The Pledgor further agrees that the Pledgee may be the purchaser of the Collateral at any public or private sale.

            (e) The Pledgor shall pay all costs and expenses incurred by the Pledgee in enforcing this Agreement, realizing upon any Collateral and collecting any Indebtedness, including reasonable attorney's fees (on the basis of a solicitor and his or her own client) whether suit is brought or not and whether incurred in connection with collection, trial, appeal or otherwise, and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral does not satisfy the Indebtedness in full.

Section V. RELEASE UPON PAYMENT IN FULL. Upon payment of the Indebtedness as required and represented by the Note, the Pledgee shall (a) execute a satisfaction and termination of this Pledge Agreement and the Collateral Agreement; (b) return the Stock; (c) file any necessary UCC-3 Release and Termination Statements; and (d) return to the Pledgor the Promissory Note marked "Paid in Full."

Section VI. MISCELLANEOUS PROVISIONS.

             (a) Any communications, requests or notices required or appropriate to be given under this Agreement or the Collateral Agreement shall be in writing and shall be delivered in person by commercial courier or mailed by certified mail, return receipt requested, deposited in the United States mail postage prepaid, addressed to the party to which the notice is intended, or sent by facsimile transmission to the number indicated for the party to which the notice is intended, as follows:

             Pledgor:    Andrew W. Schmidt
                         2146 Ted-Jim Drive
                         Warrington, Pennsylvania 19876
                         Telephone No.: (215) 918-0550
                         Facsimile: (215) 357-9205

             Pledgee:    Able Energy Company, Inc.
                         344 Route 46
                         Rockaway, New Jersey 07866
                         Telephone No.: (973) 625-1012

Notice given by personal delivery, commercial courier, or facsimile transmission shall be deemed given when received by the party to which such notice is intended to be given. Notice given by mail shall be deemed given three days after it is deposited in the mails addressed as provided herein. These addresses and facsimile numbers may be changed by notice as provided herein.
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            (b) No failure by the Pledgee to exercise, or delay by the Pledgee in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on the Pledgor in any case shall, in itself, entitle the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Pledgor to any other or further action in any circumstances without notice or demand.

            (c) This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their respective successors and assigns. This Agreement is made for the sole benefit of the Pledgor and the Pledgee and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement.

            (d) This Agreement constitutes the entire agreement between the parties hereto and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto.

            (e) The Pledgor authorizes the Pledgee at the Pledgor's expense to file any financing statement or other documents or statements relating to the Collateral (without the Pledgor's signature thereon) which the Pledgee deems appropriate, and the Pledgor appoints the Pledgee as the Pledgor's attorney-in-fact to execute any such financing statement or statements in Pledgor's name and to perform all other acts which the Pledgee deems appropriate to perfect and to continue perfection of the Security Interest.

            (f) The Security Interest in the Collateral shall continue after the payment of the Indebtedness if at the time of such payment the Pledgor shall be liable to Pledgee on any promissory note, draft, bill of exchange, or other instrument or agreement.

            (g) The Pledgor hereby irrevocably consents to any act by the Pledgee or its agents in entering and reentering upon any premises for the purpose of either: (1) inspecting the Collateral, which inspection in the absence of an Event of Default shall be during normal business hours and upon two days' notice; or (2) taking possession of the Collateral after any Event of Default; and the Pledgor waives its rights to assert against the Pledgee or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

            (h) After any Event of Default, the Pledgee may notify any party obligated to pay proceeds, of the existence of the Secured Interests and may also direct them to make payments of all proceeds to the Pledgee.

            (i) No delay or omission by the Pledgee in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Pledgee from any other or future exercise of the right or the exercise of any other right or remedy. The Pledgee may cure any Event of Default by Pledgor in any reasonable manner without waiving the Event of Default so cured and without
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waiving any other prior or subsequent default by Pledgor. All rights and remedies of the Pledgee under this Agreement and under the Pennsylvania Uniform Commercial Code shall be deemed cumulative.

            (j) The Pledgee shall have no obligation to take and Pledgor shall have the sole responsibility for taking any steps to preserve rights against all prior parties to the Collateral.

            (k) The rights and benefits of the Pledgee under this Agreement shall, if the Pledgee agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof.

            (l) At its option, Pledgee may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for insurance on the Collateral and any such payment shall be added to the Indebtedness. Pledgor shall reimburse Pledgee on demand for any such payments made or expenses incurred by Pledgee.

            (m) The terms "Pledgee," and "Pledgor" as used in this Agreement include the heirs, executors, personal representatives, and successors or assigns of those parties.

            (n) This Agreement may not be modified or amended nor shall any provision of it be waived except in a writing signed by the Pledgor and by an authorized officer of the Pledgee.

            (o) This Agreement shall be construed under the Pennsylvania Uniform Commercial Code and any other applicable Pennsylvania laws in effect from time to time.

            (p) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.

            (q) All sections and descriptive headings in this Agreement are inserted for convenience only, and shall not affect the construction or interpretation hereof.

            (r) This Agreement is a continuing agreement which shall remain in force and effect until all of the Indebtedness and any extensions or renewals together with all interest thereon shall be paid in full.

            (s) The Note is by this reference, made a part of, and incorporated into this Agreement as if set out in full herein.

            (t) This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall together constitute one document.

            IN WITNESS WHEREOF, the parties hereto caused this Agreement to be executed as of the day and year first written above.

Pledgor:                                ANDREW W. SCHMIDT

                                        /s/ Andrew W. Schmidt
                                        ----------------------------------------


Pledgee:                                ABLE ENERGY COMPANY, INC.

                                        By: /s/ Timothy G. Harrington
                                            ------------------------------------
                                            Timothy G. Harrington, President


                                     -2-
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APPENDIX A

                     COLLATERAL OF ABLE OIL MONTGOMERY, INC.
                                 (THE "PLEDGOR")

The collateral consists of the following described accounts receivable, intellectual property, inventory, fixtures, furniture, equipment and contract rights, whether now or hereafter existing, created or acquired, together with all proceeds and products thereof in any form, and all records relating thereto (the "Collateral"):

            (a) all accounts owned by Pledgor as of the date of this Agreement or acquired by Pledgor at any time hereafter;

            (b) all inventory now owned by Pledgor or acquired by Pledgor at any time hereafter, including, without limitation, all goods held for sale or lease or to be furnished under contracts of service, raw materials, and goods and materials to be used or consumed in Pledgor's business;

            (c) all equipment, fixtures and furniture now owned or hereafter acquired by Pledgor;

            (d) all contract rights, general intangibles, instruments, securities (other than securities of the Pledgor), chattel paper, notes, drafts, acceptances, money, documents, credits and deposits (general or special) and other assets, tangible or intangible of Pledgor now or hereafter existing or acquired;

            (e) all trademarks, tradenames, patents, copyrights and all other forms of intellectual property now owned or hereafter developed or acquired by Pledgor; and

            (f) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing.